                                                                   EXHIBIT 10.40


                              AMENDED AND RESTATED

                         RECEIVABLES PURCHASE AGREEMENT

                                     BETWEEN

                                 CAREMARK INC.,

                                    AS SELLER

                                       AND

                             MP RECEIVABLES COMPANY,

                                  AS PURCHASER

                          DATED AS OF JANUARY 31, 2001

                                TABLE OF CONTENTS

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ARTICLE I  DEFINITIONS...........................................................................................     1
   Section 1.1    Definitions....................................................................................     1
   Section 1.2    Other Terms....................................................................................     2
   Section 1.3    Computation of Time Periods....................................................................     2
ARTICLE II  PURCHASE, CONVEYANCE AND SERVICING OF RECEIVABLES....................................................     2
   Section 2.1    Sales..........................................................................................     2
   Section 2.2    Servicing of Receivables.......................................................................     4
ARTICLE III  CONSIDERATION AND PAYMENT; REPORTING................................................................     4
   Section 3.1    Purchase Price.................................................................................     4
   Section 3.2    Payment of Purchase Price......................................................................     4
   Section 3.3    Settlement Report..............................................................................     5
ARTICLE IV  REPRESENTATIONS AND WARRANTIES.......................................................................     6
   Section 4.1    Seller's Representations and Warranties........................................................     6
   Section 4.2    Reaffirmation of Representations and Warranties by the Seller; Notice of Breach................     8
ARTICLE V  COVENANTS OF THE SELLER...............................................................................     9
   Section 5.1    Covenants of the Seller........................................................................     9
ARTICLE VI  REPURCHASE OBLIGATION................................................................................    13
   Section 6.1    Mandatory Repurchase...........................................................................    13
   Section 6.2    Dilutions, Etc.................................................................................    13
ARTICLE VII  CONDITIONS PRECEDENT................................................................................    14
   Section 7.1    Conditions Precedent...........................................................................    14
ARTICLE VIII  TERM AND TERMINATION...............................................................................    15
   Section 8.1    Term...........................................................................................    15
   Section 8.2    Effect of Termination..........................................................................    15
ARTICLE IX  MISCELLANEOUS PROVISIONS.............................................................................    16
   Section 9.1    Amendments, Etc................................................................................    16
   Section 9.2    Governing Law; Submission to Jurisdiction......................................................    16
   Section 9.3    Notices........................................................................................    16
   Section 9.4    Severability of Provisions.....................................................................    17
   Section 9.5    Assignment.....................................................................................    17
   Section 9.6    Further Assurances.............................................................................    17
   Section 9.7    No Waiver; Cumulative Remedies.................................................................    18
   Section 9.8    Counterparts...................................................................................    18
   Section 9.9    Binding Effect; Third-Party Beneficiaries......................................................    18
   Section 9.10     Merger and Integration.......................................................................    19
   Section 9.11     Headings.....................................................................................    19
   Section 9.12     Exhibits.....................................................................................    19
   Section 9.13     Bankruptcy Petition..........................................................................    19
   Section 9.14     Limitation of Liability......................................................................    19

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EXHIBITS
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EXHIBIT A         Form of Subordinated Note A-1
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                                       i

                              AMENDED AND RESTATED

                         RECEIVABLES PURCHASE AGREEMENT

         THIS AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of January 31, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), is entered into between CAREMARK INC., a California corporation, as seller (in such capacity, the "Seller") and MP RECEIVABLES COMPANY, a Delaware corporation, as purchaser (in such capacity, the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto entered into that Receivables Purchase Agreement dated as of December 4, 1998 ("Original RPA").

         WHEREAS, the parties hereto intend to amend and restate the Original RPA on the terms and conditions set forth herein.

         WHEREAS, the Purchaser desires to purchase from time to time certain accounts receivable from the Seller existing on the Effective Date and thereafter until the Purchase Termination Date;

         WHEREAS, the Seller desires to sell and assign from time to time all of the Seller's right, title and interest in, to and under certain accounts receivable to the Purchaser upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Purchaser and the Seller as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1       DEFINITIONS.

         All capitalized terms used herein shall have the meanings specified herein or, if not so specified, the meanings specified in, or incorporated by reference into, Schedule A to the Amended and Restated Receivables Transfer Agreement, dated as of January 31, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Receivables Transfer Agreement"), by and among MP Receivables Company, as Transferor thereunder, Caremark Inc., as Originator and Collection Agent thereunder, Park Avenue Receivables Corporation, as a Transferee thereunder, Redwood Receivables Corporation, as a Transferee thereunder, General Electric Capital Corporation, as a Group Agent and the Funding Agent thereunder and The Chase Manhattan Bank, as a Group Agent thereunder.

         SECTION 1.2       OTHER TERMS.

         All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the Relevant UCC, and not specifically defined herein, are used herein as defined in such Article 9.

         SECTION 1.3       COMPUTATION OF TIME PERIODS.

         Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II

                PURCHASE, CONVEYANCE AND SERVICING OF RECEIVABLES

         SECTION 2.1       SALES.

         (a) Upon the terms and subject to the conditions set forth herein, and without recourse to the Seller (except to the extent specifically provided herein), the Seller hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases from the Seller, all of the Seller's right, title and interest, whether now owned or hereafter acquired and wherever located, in, to and under the Receivables outstanding on the Effective Date and thereafter owned by the Seller through any Purchase Termination Date, together with all Related Security and Collections with respect thereto and all Proceeds of the foregoing. Any sale, assignment, transfer and conveyance hereunder does not constitute an assumption by the Purchaser of any obligations of the Seller or any other Person to Obligors or to any other Person in connection with the Receivables or under any Related Security or any other agreement or instrument relating to the Receivables.

         (b) In connection with the sales provided for herein, the Seller agrees to record and file on or prior to the Effective Date, at its own expense, a financing statement or statements with respect to the Receivables and the other property described in Section 2.1(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Purchaser created hereby under the Relevant UCC against all creditors of, and purchasers from, the Seller, and to deliver either the originals of such financing statements or file-stamped copies of such financing statements or other evidence of such filings to the Purchaser on or prior to the Effective Date.

         (c) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser may reasonably request in order to perfect or protect the interest of the Purchaser in the Receivables purchased hereunder or to enable the Purchaser to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Seller will, in order to accurately reflect the purchase and sale transactions contemplated by this Agreement, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) as may be requested by the Purchaser and will mark its master data processing records (or related subledger) and other documents with a legend describing the purchase by the Purchaser of the Receivables and the lien of the Funding Agent pursuant to the Receivables Transfer Agreement and stating "These accounts receivable have been sold to MP Receivables Company. Subsequent to such sale, an interest in these accounts receivable has been granted to General Electric Capital Corporation, as Funding Agent, pursuant to a Receivables Transfer Agreement dated as of January 31, 2001". The Seller shall, upon request of the Purchaser, obtain such search reports as the Purchaser shall request. To the fullest extent permitted by applicable law, the Purchaser shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

         (d) It is the express intent of the Seller and the Purchaser that each conveyance by the Seller to the Purchaser pursuant to this Agreement of the Receivables, including without limitation, all Receivables, if any, constituting general intangibles as defined in the UCC, be construed as a valid and perfected sale and absolute assignment of such Receivables by the Seller to the Purchaser (rather than the grant of a security interest to secure a debt or other obligation of the Seller) and that the right, title and interest in and to such Receivables conveyed to the Purchaser be prior to the rights of and enforceable against all other Persons at any time, including without limitation lien creditors, secured lenders, purchasers and any Person claiming through the Seller. However, if, contrary to the mutual intent of the parties, any conveyance of Receivables, including without limitation any Receivables constituting general intangibles, is not construed to be both a valid and perfected sale and absolute assignment of such Receivables and a conveyance of such Receivables that is prior to the rights of and enforceable against all other Persons at any time, including without limitation lien creditors, secured lenders, purchasers and any Person claiming through the Seller, then, it is the intent of the Seller and the Purchaser that (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the Relevant UCC; and (ii) the Seller shall be deemed to have granted to the Purchaser as of the date of this Agreement, and the Seller hereby grants to the Purchaser a security interest in, to and under all of the Seller's rights, titles and interests in, to and under the Receivables, together with all Related Security and Collections with respect thereto and all Proceeds of the foregoing, to secure the rights of the Purchaser set forth in this Agreement or as such rights may be determined in accordance with applicable law and the performance and payment of all indebtedness, obligations and liabilities of the Seller to the Purchaser arising hereunder, including without limitation any liabilities arising from any breach by the Seller of any of its representations and warranties in the first sentence of Section 4.1(c) hereof (and any breach by the Seller of any of its representations and warranties in the first sentence of
Section 4.1(c) hereof with respect to the conveyance of any particular Receivable shall be deemed to occur as of the time of such conveyance). Any such security interest in any Receivable granted to the Purchaser under this Section 2.1(d) shall survive the sale and assignment of such Receivable pursuant to
Section 2.1(a) of this Agreement and shall not be merged with the Purchaser's other rights, titles or interests in, to or under such property.

         SECTION 2.2       SERVICING OF RECEIVABLES.

         In connection with the consummation of the sales provided for in this Agreement, Seller hereby assigns and transfers to Purchaser and Purchaser's assignees all of Seller's right, title and interest in and to each Lock-Box Account, and Seller relinquishes all power to transfer, possess and control the Lock-Box Accounts and the contents thereof (except any powers with respect to the Lock-Box Accounts and contents thereof that are granted to Seller in its capacity as Collection Agent). The Seller agrees to perform all servicing of Receivables for the Purchaser and its transfers and assigns pursuant to the terms of the Receivables Transfer Agreement. The Seller shall hold in trust for the Purchaser all Records which evidence or relate to the Receivables or Related Security, Collections or Proceeds with respect thereto.

                                   ARTICLE III

                      CONSIDERATION AND PAYMENT; REPORTING

         SECTION 3.1       PURCHASE PRICE.

         The purchase price for the Receivables and related property conveyed to the Purchaser by the Seller under this Agreement on any Business Day shall be a dollar amount equal to the product of (a) the aggregate Outstanding Balance of the Receivables sold on such Business Day and (b) one minus the then applicable Discount Percentage (the "Purchase Price").

         SECTION 3.2       PAYMENT OF PURCHASE PRICE.

         (a) The Purchase Price for Receivables sold by the Seller on any Business Day shall be paid either (i) in cash to the extent funds are available therefor in excess of necessary working capital or (ii) if Purchaser does not have sufficient cash to pay the Purchase Price, by means of (A) an advance under the Subordinated Note (each, an "Advance") or (B) with the consent of the Seller, treating a portion of the Purchase Price as capital contributed by the Seller to Purchaser or (iii) with the consent of the Seller, any combination of the foregoing. In the event Purchaser does not have sufficient cash to pay the Purchase Price due with respect to any sale of Receivables hereunder, and the Seller is not willing to consent to the treatment of such insufficiency as a capital contribution, such insufficiency shall be evidenced by the making of an Advance in an original principal amount equal to such cash shortfall owed to the Seller; provided, however, that the Seller shall not make an Advance to Purchaser to the extent that the aggregate amount of outstanding Advances would be an amount such that the net worth of the Purchaser would be less than $20,000,000 (the "Advance Limit"). No sales of Receivables hereunder shall be made on and after the Purchase Termination Date. On the date of the initial purchase of Receivables hereunder, the net worth of the Purchaser shall be at least $20,000,000.

         (b) All Advances made by the Seller to Purchaser shall be evidenced by a single subordinated note, duly executed on behalf of Purchaser, in substantially the form of Exhibit A annexed hereto, delivered on the Effective Date and payable to the Seller in a principal amount equal to the Advance Limit thereunder (as amended, supplemented or otherwise modified and in effect from time to time, the "Subordinated Note"). The Seller is hereby authorized by Purchaser to endorse on the schedule attached to the Subordinated Note (or a continuation of such schedule attached thereto and made a part thereof) an appropriate notation evidencing the date and amount of each Advance, as well as the date and amount of each payment made by the Purchaser with respect thereto; provided, however, that the failure of any Person to make such a notation shall not affect any obligations of Purchaser thereunder. Any such notation shall be conclusive and binding as to the date and amount of such Advance, or payment of principal or interest thereon, absent manifest error.

         (c) The terms and conditions of the Subordinated Note and all Advances thereunder shall be as follows:

                  (i) Repayment of Advances. All amounts paid by the Purchaser with respect to the Advances shall be allocated first to the repayment of accrued interest until all such interest is paid, and then to the outstanding principal amount of the Advances. Subject to the provisions of this Agreement, the Purchaser may borrow, repay and reborrow Advances on and after the date hereof and prior to the termination of this Agreement, subject to the terms, provisions and limitations set forth herein, including, without limitation, the requirement that no Advance be made to the extent that after giving effect thereto the aggregate outstanding principal amount of all Advances would exceed the Advance Limit.

                  (ii) Interest. The Subordinated Note shall bear interest from its date on the outstanding principal balance thereof at a rate per annum equal to the Prime Rate plus 2%, calculated as of the Effective Date, as reset for each succeeding calendar month following February 2001 as the rate in effect as of the last Business Day of the calendar month immediately preceding such calendar month. Interest on each Advance shall be computed based on the number of days elapsed in a year of 360 days.

                  (iii) Subordination. The Seller's rights under the Subordinated Note shall be fully subordinated to any rights of the Funding Agent, as agent for the Transferees pursuant to the Receivables Transfer Agreement and the Asset Purchase Agreement, and shall not evidence any rights in the Receivables or related property.

                  (iv) Offsets, etc. The Purchaser may offset any amount due and owing by the Seller against any amount due and owing by Purchaser to the Seller under the terms of the Subordinated Note.

         SECTION 3.3       SETTLEMENT REPORT.

         On each Settlement Date, the Seller shall deliver to the Purchaser a monthly report, substantially in the form of Exhibit E attached to the Receivables Transfer Agreement, showing, among other things, (a) the aggregate Purchase Price of Receivables sold by the Seller to the Purchaser in the preceding month and (b) the aggregate Outstanding Balance of such Receivables that are Eligible Receivables.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1       SELLER'S REPRESENTATIONS AND WARRANTIES.

         The Seller represents and warrants to the Purchaser as of the Effective Date and on each Business Day on which Receivables are sold hereunder and after giving effect to each such sale:

         (a) Corporate Existence and Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where the failure to have such licenses, authorizations, consents and approvals is not reasonably likely to have a Material Adverse Effect. The Seller is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

         (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Seller of the Transaction Documents to which it is a party are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (except for the filing of UCC financing statements as required by this Agreement), and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of the certificate of incorporation or bylaws of the Seller or of any material agreement or instrument or any judgment, injunction, order, writ or decree binding upon the Seller and will not result in the creation or imposition of any Adverse Claim (except those created by this Agreement and the Receivables Transfer Agreement) on the assets of the Seller or any of its Affiliates (other than, in the case of an Affiliate, Adverse Claims that are not reasonably likely to have a Material Adverse Effect).

         (c) Valid and Perfected Sale; Binding Effect. Each purchase of Receivables and Related Security by the Purchaser hereunder shall constitute a valid and perfected sale and assignment by the Seller to the Purchaser, enforceable against creditors of, and purchasers from, the Seller. Each of the Transaction Documents to which the Seller is a party will constitute the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors and general equitable principles (whether considered in a proceeding in equity or at law).

         (d) Quality of Title. Immediately preceding the sale of the Receivables and related property pursuant to this Agreement, the Seller was the owner of all of the Receivables, free and clear of any Adverse Claim. On or prior to the date hereof, all financing statements and other documents required to be recorded or filed in order to perfect and protect the interest of the Purchaser in, to and under the Receivables against all creditors of and purchasers from the Seller will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

         (e) Accuracy of Information. All information heretofore furnished by the Seller to the Purchaser and the Funding Agent for purposes of or in connection with this Agreement, any other Transaction Document, or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Seller to the Purchaser, the Funding Agent, the Group Agents and the Transferees will be, true and correct in every material respect, on the date such information is stated or certified.

         (f) Tax Status. The Seller has filed all tax returns (Federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges.

         (g) Action, Suits. There are no actions, suits or proceedings pending, or to the knowledge of the Seller threatened, against or affecting the Seller or its properties, in or before any court, arbitrator or other body, which are reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

         (h) Place of Business. The principal place of business and chief executive office of the Seller are located at 2211 Sanders Road, Northbrook, Illinois 60062, and the offices where the Seller keeps all of the Records, are located at 2211 Sanders Road, Northbrook, Illinois 60062, or such other locations notified to the Purchaser in accordance with this Agreement in jurisdictions where all action required by the terms of this Agreement has been taken and completed. In addition, Exhibit I of the Receivables Transfer Agreement lists the federal employer identification number of the Seller.

         (i) Solvency. The Seller is not insolvent, does not have unreasonably small capital with which to carry on its business, is able to pay its debts generally as they become due and payable, and its liabilities do not exceed its assets.

         (j) Tradenames, Etc. As of the date hereof: (i) the Seller has only the subsidiaries and divisions listed on Exhibit J to the Receivables Transfer Agreement; and (ii) the Seller has, within the last five (5) years, operated only under the tradenames identified on Exhibit J to the Receivables Transfer Agreement, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in Exhibit J to the Receivables Transfer Agreement.

         (k) Nature of Receivables. Each Receivable included in the calculation of the Net Receivables Balance in fact satisfies at such time the definition of "Eligible Receivable" and is an "eligible asset" as defined in Rule 3a-7 under the Act.

         (l) Credit and Collection Policy. Since December 1, 2000, there has been no change in the Credit and Collection Policy which could have a Material Adverse Effect. Since such date, no change has occurred in the overall rate of collection of the Receivables which could have a Material Adverse Effect.

         (m) Collections and Servicing. Since December 1, 2000, there has been no change in the ability of the Seller to service and collect the Receivables which could have a Material Adverse Effect.

         (n) Binding Effect of Receivables and Contract. Each Receivable and related Contract constitutes a legal, valid and binding obligation of the Obligor, enforceable against the Obligor, subject to the effect of bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally (whether considered in a proceeding at law or in equity).

         (o) Not an Investment Company. The Seller is not, and is not controlled by, an "investment company" within the meaning of the Act, or is exempt from all provisions of such Act.

         (p) ERISA. Each of the Seller and its ERISA Affiliates is in compliance in all material respects with ERISA, and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

         (q) Lock-Box Accounts. The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Exhibit C to the Receivables Transfer Agreement. All Obligors have been instructed to make payment to a Lock-Box Account.

         (r) Bulk Sales. No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

         (s) Brokers. No broker or finder acting on behalf of the Seller or any Affiliate of the Seller was employed or utilized in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby and neither the Seller nor any Affiliate of the Seller has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

         (t) Use of Proceeds. No proceeds of any sale will be used by the Seller (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         SECTION 4.2 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES BY THE SELLER; NOTICE OF BREACH.

         On the Effective Date and on each Business Day on which Receivables are sold hereunder, the Seller, by accepting the proceeds of such sale, shall be deemed to have certified that all representations and warranties described in
Section 4.1 are true and correct on and as of such day as though made on and as of such day. The representations and warranties set forth in Section 4.1 shall survive the conveyance of the Receivables to the Purchaser. Upon discovery by the Purchaser or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other within three (3) Business Days of such discovery.

                                    ARTICLE V

                             COVENANTS OF THE SELLER

         SECTION 5.1       COVENANTS OF THE SELLER.

         The Seller hereby covenants and agrees with the Purchaser that, for so long as this Agreement is in effect, and until all Receivables sold to the Purchaser pursuant hereto shall have been paid in full or written-off as uncollectible, unless the Purchaser otherwise consents in writing, the Seller covenants and agrees as follows:

         (a) Conduct of Business. The Seller will, and will cause each of its Affiliates to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to carry on and conduct such business, remain duly incorporated, validly existing and in good standing or maintain such authority is not reasonably likely to have a Material Adverse Effect.

         (b) Compliance with Laws. The Seller will, and will cause each of its Affiliates to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply is not reasonably likely to have a Material Adverse Effect.

         (c) Furnishing of Information and Inspection of Records. The Seller will furnish to the Purchaser from time to time such information with respect to the Receivables as the Purchaser may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. The Seller will, at any time and from time to time during regular business hours, upon at least one (1) Business Day's prior notice, at the Purchaser's expense, permit the Purchaser, or its agents or representatives,
(i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Seller for the purpose of examining such Records, and to discuss matters relating to Receivables or the Seller's performance hereunder with any of the officers, directors, employees or independent public accountants of the Seller having knowledge of such matters. If a Potential Termination Event or a Termination Event shall have occurred and be continuing, the Seller shall provide such access at all times and without advance notice.

         (d) Keeping of Records and Books of Account. The Seller will maintain a system of accounting established and administered in accordance with generally accepted accounting principles, and will maintain and implement administrative and operating procedures (including, without limitation, for up to twenty-four (24) months, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable). The Seller will give the Purchaser prompt notice of any change in the administrative and operating procedures referred to in the previous sentence to the extent such change is reasonably likely to have a Material Adverse Effect.

         (e) Performance and Compliance with Receivables and Contracts. The Seller at its expense will timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables and shall pay when due any taxes (including, without limitation, sales, excise or personal property taxes) payable by it in connection with any of the Receivables.

         (f) Credit and Collection Policies. The Seller will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

         (g) Collections. The Seller shall instruct all Obligors to cause all Collections to be deposited directly to a Lock-Box Account.

         (h) Collections Received. The Seller shall hold in trust, and remit immediately, but in no event later than one (1) Business Day after receipt thereof, all Collections received from time to time by the Seller to a Lock-Box Account.

         (i) Sale Treatment. Except to the extent a conveyance is treated as a capital contribution pursuant to Section 3.2(a) hereof, the Seller agrees to treat each conveyance hereunder for all purposes (including, without limitation, tax and financial accounting purposes) as a sale and, to the extent any reporting is required, shall report the transactions contemplated by this Agreement on all relevant books, records, tax returns, financial statements and other applicable documents as a sale of the Receivables to the Purchaser.

         (j) No Sales, Liens, Etc. Except as otherwise provided herein, the Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections or upon or with respect to any Lockbox Account to which any Collections of any Receivable are sent, or, in each case, assign any right to receive income in respect thereof.

         (k) No Extension or Amendment of Receivables. The Seller will extend, amend or otherwise modify the terms of any Receivable, and will amend, modify or waive any term or condition of any Contract related thereto, only as provided in the Receivables Transfer Agreement or as contemplated by the Credit and Collection Policy unless such modification is not reasonably likely to have a Material Adverse Effect (solely with respect to the collectibility of such Receivable); provided that the classification of any such Receivable as a Defaulted

Receivable shall not be affected by such extension; provided, further, that no such amendment, modification or waiver shall cause or result in the affected Receivable becoming an Eligible Receivable if, prior to such amendment, modification or waiver, the affected Receivable was not an Eligible Receivable or prevent such affected Receivable from being excluded as an Eligible Receivable if such affected Receivable would have been excluded as an Eligible Receivable if such amendment, modification or waiver had not been made or granted.

         (l) No Change in Business or Credit and Collection Policy. The Seller will not make any change in the Credit and Collection Policy which might impair the collectibility of any Receivable, unless such change is not reasonably likely to have a Material Adverse Effect.

         (m) No Mergers, Etc. The Seller will not (i) consolidate or merge with or into any other Person, or (ii) except as contemplated by the Transaction Documents, sell, lease or transfer (whether by dividend or otherwise) all or substantially all or any material portion of its assets to any other Person; provided, that the Seller may merge or consolidate with another Person or sell, lease or transfer any portion of its assets if such merger or consolidation, sale, lease or transfer does not, individually or in the aggregate, (A) cause a Termination Event or Potential Termination Event under the Receivables Transfer Agreement or (B) have a Material Adverse Effect.

         (n) Change in Payment Instructions to Obligors; Deposits to Lockboxes. The Seller will not add or terminate, or make any change to, any Lock- Box Account, except in accordance with the Receivables Transfer Agreement. The Seller will not deposit or otherwise credit, or instruct to be so deposited or credited, to any Lock-Box Account, cash or cash proceeds other than Collections of Receivables.

         (o) Change of Name, Etc. The Seller shall not change its name, identity or structure or its chief executive office, unless at least ten (10) days prior to the effective date of any such change the Seller delivers to the Purchaser and the Funding Agent (i) financing statements under the Relevant UCC, executed by the Seller necessary to reflect such change and to continue the perfection of the Purchaser's interest in the Receivables and (ii) new or revised Lock-Box Agreements which reflect such change and enable the Funding Agent, on behalf of the Transferee Groups, to exercise its rights under the Transaction Documents.

         (p) Indemnification. The Seller agrees to indemnify, defend and hold the Purchaser and its assignees harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which the Purchaser and its assignees may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by the Seller of its representations, warranties and covenants contained herein, or any written information certified in any schedule or certificate delivered by the Seller hereunder or in connection with the Transaction Documents, being untrue in any material respect at the time when made or deemed made; provided, however (i) the foregoing indemnification is not intended to, and shall not, constitute a guaranty of the collectibility or payment of the Receivables conveyed hereunder and (ii) nothing in this Section 5.1(p) shall require the Seller to indemnify the Purchaser or its assignees for Receivables which are not collected, not paid or otherwise uncollectible on account of the insolvency, bankruptcy or financial inability to pay of the applicable Obligor. The obligations of the Seller under this Section 5.1(p) shall be considered to have been relied upon by the Purchaser, the Funding Agent, the Transferees and the Group Agents and shall survive the execution, delivery, performance and termination of this Agreement for a period of three (3) years following the Purchase Termination Date, regardless of any investigation made by the Purchaser, the Funding Agent, the Transferees or the Group Agents or on behalf of either of them.

         (q) ERISA. The Seller shall promptly give the Purchaser written notice upon becoming aware that the Seller is not in compliance in all material respects with ERISA or that any ERISA lien on any of the Receivables exists.

         (r)      Separate Existence.  The Seller shall at all times:

                  (i) maintain its deposit account or accounts separate from those of the Purchaser and ensure that its funds will not be diverted to the Purchaser nor will such funds be commingled with the funds of the Purchaser (other than funds deposited to a Lock-Box Account, which funds may be commingled for a period not exceeding two
         (2) Business Days);

                  (ii) to the extent that it shares any officers or other employees with the Purchaser, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among it and the Purchaser, and the Seller and the Purchaser shall bear their respective fair share of the salary and benefit costs associated with all such common officers and employees;

                  (iii) to the extent that it jointly contracts with the Purchaser to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly between it and the Purchaser, and it and the Purchaser shall bear their fair shares of such costs. To the extent that it contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of the Purchaser, the costs incurred in so doing shall be fairly allocated between it and the Purchaser in proportion to the benefit of the goods or services each is provided, and the Seller and the Purchaser shall bear their respective fair shares of such costs;

                  (iv) enter into all material transactions with the Purchaser, whether currently existing or hereafter entered into, only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iv);

                  (v) maintain office space that is physically segregated from the office space of the Purchaser (but which may be located at the same address as the Purchaser) and, to the extent that it and the Purchaser have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses;

                  (vi) take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to comply with this Section 5.1;

                  (vii) cause each Affiliate included in the Parent Group to conduct its business in a manner designed not to mislead third parties as to the separate identity of the Purchaser; and

                  (viii) cause each Affiliate included in the Parent Group to comply with each of the factual assumptions such that each such assumption contained in the legal opinion of King & Spalding delivered pursuant to the Section 4.1(k) of the Receivables Transfer Agreement is true and correct.

         (s) Use of Proceeds. The Seller shall not utilize the proceeds of the Purchase Price obtained by it for each sale made by it hereunder (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended. The Seller shall utilize the proceeds of the Purchase Price obtained by it for each sale made by it hereunder for general corporate purposes and to pay any related expenses payable by the Seller under this Agreement and the other Transaction Documents in connection with the transactions contemplated hereby and thereby and for no other purpose.

         (t) Other Indebtedness. If the Seller grants, conveys or suffers to exist any Lien on or in respect of any of its assets or properties that constitute Other Receivables to any Person as security for any Indebtedness incurred by the Seller, the Seller will simultaneously therewith cause such Person to enter into an intercreditor agreement with the Funding Agent on terms and conditions reasonably satisfactory to the Funding Agent and each Group Agent.

                                   ARTICLE VI

                             REPURCHASE OBLIGATION

         SECTION 6.1       MANDATORY REPURCHASE.

         If, on any day, any representation or warranty made herein with respect to any Receivable which has been sold by the Seller hereunder is determined to be incorrect or untrue in any material respect as of the date such representation or warranty was made, the Seller shall on such day repurchase such Receivable and pay to the Purchaser an amount equal to the aggregate Outstanding Balance of such Receivable.

         SECTION 6.2       DILUTIONS, ETC.

         The Seller agrees that if, on any day, the Outstanding Balance of a Receivable which has been sold by the Seller hereunder is either (a) reduced as a result of defective, rejected or returned goods or other dilution factor, any billing adjustment or other adjustment, or (b) reduced or cancelled as a result of (i) a setoff or offset in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or (ii) any action by any Federal or state taxing authority or as a result of the payment by any Obligor of any portion of a Receivable constituting a tax or governmental fee or charge to any Person other than the Purchaser, then the Seller shall be deemed to have received on such day a collection of such Receivable to the extent of the amount of such reduction, cancellation or payment made by the Obligor and shall pay to the Purchaser an amount equal to such reduction or cancellation on the last Business Day of the calendar month in which such reduction or cancellation occurred.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         SECTION 7.1       CONDITIONS PRECEDENT.

         The obligations of the Purchaser to purchase the Receivables on the Effective Date and on any Business Day on which Receivables are sold hereunder shall be subject to the satisfaction of the following conditions:

         (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Effective Date and on the applicable Business Day of sale, with the same effect as though such representations and warranties had been made on such date;

         (b) All information concerning the Receivables provided to the Purchaser shall be true and correct in all material respects as of the Effective Date, in the case of any Receivables sold on the Effective Date, or the date such Receivables are sold, in the case of any Receivables created after the Effective Date and sold by the Seller to the Purchaser on a subsequent Business Day;

         (c) The Seller shall have substantially performed all other obligations required to be performed by the provisions of this Agreement and the other Transaction Documents to which it is a party;

         (d) The Seller shall have either filed or caused to be filed the financing statement(s) required to be filed pursuant to Section 2.1(b);

         (e) All corporate and legal proceedings, and all instruments in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested;

         (f) On the Effective Date, the Seller shall deliver to the Purchaser and the Funding Agent a certification of the aggregate Outstanding Balance of the Receivables in existence as of the close of business on January 31, 2001 (except that, with respect to Vendor Receivables, the aggregate Outstanding Balance of the Vendor Receivables shall be as of the close of business on December 31, 2000); and

         (g)      The Purchase Termination Date shall not have occurred.

                                  ARTICLE VIII

                              TERM AND TERMINATION

         SECTION 8.1       TERM.

         This Agreement shall commence as of the first day on which all of the conditions precedent have been satisfied and shall continue in full force and effect until the date following the earliest of (a) the date designated by the Purchaser or the Seller as the Purchase Termination Date at any time following ten (10) days' prior written notice to the other (with a copy thereof to the Funding Agent), (b) the earlier of (i) the occurrence of the Termination Date and (ii) the date on which the Funding Agent (acting at the direction of the Required APA Banks), on behalf of the Transferee Groups, declares a Termination Event or a Potential Termination Event pursuant to the Receivables Transfer Agreement, (c) the date of occurrence of an Event of Bankruptcy with respect to either the Purchaser or the Seller or (d) the date on which either the Purchaser or the Seller defaults on its obligations hereunder, which default continues unremedied for more than ten (10) days after written notice (any such date being a "Purchase Termination Date"); provided, however, that the termination of this Agreement pursuant to this Section 8.1 hereof shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to make any payments with respect to any Receivable sold prior to such termination.

         SECTION 8.2       EFFECT OF TERMINATION.

         Following the termination of this Agreement pursuant to Section 8.1, the Seller shall not sell, and the Purchaser shall not purchase, any Receivables. No termination, rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Seller or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Seller or the Purchaser. Without limiting the foregoing, prior to termination, the failure of the Seller to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to this Agreement render a completed sale executory.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         SECTION 9.1       AMENDMENTS, ETC.

         This Agreement and the rights and obligations of the parties hereunder, including the Subordinated Note, may not be amended, supplemented, waived or otherwise modified except in an instrument in writing signed by the Purchaser and the Seller and consented to in writing by the Funding Agent. Any reconveyance executed in accordance with the provisions hereof shall not be considered an amendment or modification to this Agreement.

         SECTION 9.2       GOVERNING LAW; SUBMISSION TO JURISDICTION.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (b) The parties hereto hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.2 shall affect the right of the Purchaser to bring any other action or proceeding against the Seller or its property in the courts of other jurisdictions.

         SECTION 9.3       NOTICES.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

         (a)      in the case of the Purchaser:

                                    MP RECEIVABLES COMPANY
                                    2211 Sanders Road
                                    Northbrook, Illinois  60062
                                    Attention: Chris Luthin
                                    Telecopy:  (847) 559-5709

         (b)      in the case of the Seller:

                                    CAREMARK INC.
                                    2211 Sanders Road
                                    Northbrook, Illinois 60062

                                    Attention: Chris Luthin
                                    Telecopy:  (847) 559-5709

                           in each case, with a copy to:

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Funding Agent
                                    201 High Ridge Road
                                    Stamford, Connecticut 06297
                                    Attention: Vice President - Portfolio/
                                               Caremark Inc.
                                    Telephone: (203) 316-7607
                                    Telecopy:  (203) 316-7821

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         SECTION 9.4       SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 9.5       ASSIGNMENT.

         This Agreement may not be assigned by the parties hereto, except that the Purchaser may assign its rights hereunder pursuant to the Receivables Transfer Agreement to the Funding Agent for the benefit of the Transferees as security for the Purchaser's obligations under the Receivables Transfer Agreement and the other Transaction Documents. The Purchaser hereby notifies the Seller (and the Seller hereby acknowledges) that the Purchaser, pursuant to the Receivables Transfer Agreement, has assigned its rights (but not its obligations) hereunder to the Funding Agent for the benefit of the Transferees. All rights of the Purchaser hereunder may be exercised by the Funding Agent to the extent of its rights hereunder and under the other Transaction Documents.

         SECTION 9.6       FURTHER ASSURANCES.

         (a) The Purchaser and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Transaction Documents, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the Relevant UCC or other laws of any applicable jurisdiction.

         (b)      If Seller fails to perform any of its obligations under this
Section 9.6, Purchaser (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Purchaser's (or such assigns') costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 5.1(p). Seller irrevocably authorizes Purchaser (and its assigns) at any time and from time to time in the sole discretion of Purchaser (or its assigns), and appoints Purchaser (and its assigns) as its attorney(ies)-in-fact, (i) to execute on behalf of Seller as debtor/seller and to file financing statements necessary or desirable in Purchaser's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Purchaser in the Receivables and the associated Related Security and Collections and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Purchaser (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Purchaser's interests in such Receivables. This appointment is coupled with an interest and is irrevocable. From and after July 1, 2001: (A) Seller hereby authorizes Purchaser (or its assigns) to file financing statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of Seller, in such form and in such offices as Purchaser (or any of its assigns) reasonably determines appropriate to perfect or maintain the perfection of interests of Purchaser (or its assigns) hereunder, (B) Seller acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Funding Agent, consenting to the form and substance of such filing or recording document, and
(C) Seller approves, authorizes and ratifies any filings or recordings made by or on behalf of the Funding Agent as expressly contemplated by this Section 9.6(b) in connection with the perfection of the ownership or security interests in favor of Purchaser or the Funding Agent as agent for the Transferees under the Receivables Transfer Agreement.

         SECTION 9.7       NO WAIVER; CUMULATIVE REMEDIES.

         No failure to exercise and no delay in exercising, on the part of the Purchaser, the Seller or the Funding Agent, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

         SECTION 9.8       COUNTERPARTS.

         This Agreement may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 9.9       BINDING EFFECT; THIRD-PARTY BENEFICIARIES.

         This Agreement and the other Transaction Documents will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The

Transferees, the Group Agents and the Funding Agent are each intended by the parties hereto to be third-party beneficiaries of this Agreement.

         SECTION 9.10      MERGER AND INTEGRATION.

         Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents.

         SECTION 9.11      HEADINGS.

         The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 9.12      EXHIBITS.

         The schedules and exhibits referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         SECTION 9.13      BANKRUPTCY PETITION.

         Seller covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of Purchaser under the Receivables Transfer Agreement, it will not institute, take any action in furtherance of instituting, take any action to cause any Person to institute or join any other Person in instituting, against Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under any applicable law. The agreement of the Purchaser under this Section 9.13 shall survive the termination of this Agreement.

         SECTION 9.14      LIMITATION OF LIABILITY.

         Seller covenants and agrees that it will not make any claim against Purchaser for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or the other Transaction Documents, or any act, omission or event occurring in connection herewith or therewith; and Seller hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Notwithstanding anything in this Agreement to the contrary, Purchaser shall not be permitted to make any payment with respect to any of its obligations to pay to Seller any amount otherwise required to be paid by it hereunder or under the Subordinated
Note in excess of any amount available to Purchaser after paying or making provision for the payment of its obligations under the Receivables Transfer Agreement. All payment obligations of Purchaser hereunder and under the Subordinated Note are subject to the availability of funds in excess of the amounts necessary for Purchaser to pay its obligations under the Receivables Transfer Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Purchaser and the Seller each have caused this Amended and Restated Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    CAREMARK INC.,
                                    as Seller


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    MP RECEIVABLES COMPANY,
                                    as Purchaser


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

         Acknowledged and agreed as of the date first above written:

         GENERAL ELECTRIC CAPITAL CORPORATION,
         as Funding Agent for the benefit of Transferee Groups


         By:
            --------------------------------------------------------------------
         Name:
              ------------------------------------------------------------------
         Title: Duly Authorized Signatory

                                    EXHIBIT A

                            FORM OF SUBORDINATED NOTE

January [31], 2001

         FOR VALUE RECEIVED, the undersigned, MP RECEIVABLES COMPANY, a Delaware corporation (the "Maker"), hereby promises to pay to the order of CAREMARK INC., a California corporation (the "Payee"), on February ___, 200_ as provided for in the Amended and Restated Receivables Purchase Agreement dated as of the date hereof between the Maker and the Payee (as such agreement may from time to time be amended, supplemented or otherwise modified and in effect, the "Receivables Purchase Agreement"), the lesser of the principal sum of [________________________________] Dollars ($[___________]) or the aggregate unpaid principal amount of all Advances to the Maker from the Payee pursuant to the terms of the Receivables Purchase Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate per annum set forth in the Receivables Purchase Agreement and shall be payable in arrears on the last Business Day of each calendar month.

         The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         All borrowings evidenced by this Subordinated Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Subordinated Note and the Receivables Purchase Agreement.

         The Maker shall have the right to prepay and, subject to the limitations set forth in the Receivables Purchase Agreement, reborrow Advances made to it without penalty or premium.

         Payee shall have the right to receive, and Maker shall make, any and all payments and prepayments relating to the loans made under this Subordinated Note provided that, from the date hereof until the date on which the Aggregate Unpaids under the Receivables Transfer Agreement have been paid in full, after giving effect to any such payment or prepayment, the net worth of the Maker shall be at least $20,000,000. Payee hereby agrees that at any time during which the conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied, Payee shall be subordinate in right of payment to the prior payment of any amounts owing by or obligation of Maker under the Receivables Transfer Agreement. The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Funding Agent as agent for the Transferees and/or any of their respective assignees (collectively, the "Senior Claimants") under the Receivables Transfer Agreement. Until the date that is one year and one day after the date on which the Aggregate Unpaids under the Receivables Transfer Agreement have been paid in full, Payee will not institute, take any action in furtherance of instituting, take any action to cause any Person to institute or join any other Person in instituting, against Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under any applicable law. Should any payment, distribution or security or proceeds thereof be received by Payee in violation of this paragraph, Payee agrees that such payment shall be segregated and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Funding Agent for the benefit of the Transferees.

         Upon the occurrence of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under any applicable law involving Maker as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Aggregate Unpaids (including "Discount" as defined and as accruing under the Receivables Transfer Agreement after the commencement of any such proceeding, whether or not any or all of such Discount is an allowable claim in any such proceeding) before Payee is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of Maker of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Funding Agent for application to, or as collateral for the payment of, the Aggregate Unpaids until such Aggregate Unpaids shall have been paid in full and satisfied.

         This Subordinated Note shall not be amended or modified except in accordance with Section 9.1 of the Receivables Purchase Agreement. The terms of this Subordinated Note may not be amended, waived or otherwise modified without the prior written consent of the Funding Agent.

         This Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Payee without the prior written consent of the Funding Agent, and any such attempted transfer shall be void.

         This Subordinated Note is the Subordinated Note referred to in the Receivables Purchase Agreement, which, among other things, contains provisions for the subordination of this Subordinated Note to the rights of certain parties under the Receivables Transfer Agreement, all upon the terms and conditions therein specified. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Receivables Purchase Agreement.

         This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                     MP RECEIVABLES COMPANY


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                            ------------------------------------

                              Advances and Payments

             Amount of           Payments           Unpaid Principal     Name of Person
   Date       Advance       Principal/Interest       Balance of Note     Making Notation
   ----      ---------      ------------------      ----------------     ---------------





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